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                                                                    EXHIBIT 24.1

                         REGIONS FINANCIAL CORPORATION

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the acquisition of Minden Bancshares, Inc. by Regions Financial Corporation and to sign any and all amendments to such Registration Statements.




      SIGNATURE                       TITLE                         DATE
      ---------                       -----                         ----
/s/ Carl E. Jones, Jr.
---------------------------  President and Chief Executive        July 21, 1999
Carl E. Jones, Jr.              Officer and Director
                             (principal executive officer)

/s/ Richard D. Horsley
---------------------------  Vice Chairman of the Board and       July 21, 1999
Richard D. Horsley            Executive Financial Officer
                                     and Director
                             (principal financial officer)
/s/ Robert P. Houston
---------------------------  Executive Vice President and         July 21, 1999
Robert P. Houston                  Comptroller
                             (principal accounting officer)


/s/ Sheila S. Blair
---------------------------         Director                      July 21, 1999
Sheila S. Blair

/s/ James B. Boone, Jr.
---------------------------         Director                      July 21, 1999
James B. Boone, Jr.

/s/ James S.M. French
---------------------------         Director                      July 21, 1999
James S.M. French

/s/ Olin B. King
---------------------------         Director                      July 21, 1999
Olin B. King

/s/ J. Stanley Mackin
---------------------------    Chairman of the Board              July 21, 1999
J. Stanley Mackin                 and Director

/s/ Michael W. Murphy
---------------------------         Director                      July 21, 1999
Michael W. Murphy



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/s/ Henry E. Simpson
---------------------------         Director                      July 21, 1999
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.
---------------------------         Director                      July 21, 1999
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart
---------------------------         Director                      July 21, 1999
W. Woodrow Stewart

/s/ John H. Watson
---------------------------         Director                      July 21, 1999
John H. Watson

/s/ Robert J. Williams
---------------------------         Director                      July 21, 1999
Robert J. Williams

/s/ C. Kemmons Wilson, Jr.
---------------------------         Director                      July 21, 1999
C. Kemmons Wilson, Jr.